UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 22, 2004

21st Century Insurance Group
(Exact Name of Registrant as Specified in Charter)

Delaware	0-6964	95-1935264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No)
6301 Owensmouth Avenue Woodland Hills, California (Address of Principal Executive Offices)		91367 (Zip Code)

Registrant’s telephone number, including area code	(818) 704-3700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On July 22, 2004, the Registrant issued a press release, announcing its results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended. the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

21ST CENTURY INSURANCE GROUP

Date: July 22, 2004	By:	/s/ Michael J. Cassanego

Name: Michael J. Cassanego Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Registrant, issued on July 22, 2004.